OTHER FINANCE EXPENSES (INCOME), NET	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
OTHER FINANCE EXPENSES (INCOME), NET

NOTE 16 – OTHER FINANCE EXPENSES (INCOME), NET:

	Year ended December 31
	2024	2023	2022
	U.S. dollars in thousands
Interest on deposits	(205)	(265)	(108)
Foreign exchange losses (gain), net	323	(206)	(279)
Fair value adjustments of warrants liability	25	-	-
SEPA set up fees	100	-	-
Bank fees	15	15	10
Other	25	-	-
	283	(456)	(377)